Exhibit 10.37

U.S. Form of Option Agreement (Entity)

SMART KING LTD.

SPECIAL TALENT INCENTIVE PLAN

SHARE OPTION AGREEMENT

Any capitalized terms used but not defined in this Share Option Agreement (this “Agreement” or the “Option Agreement”) shall have the meanings ascribed to such terms in the Smart King Ltd. Special Talent Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Deed of Undertaking and/or any charter documents of Smart King Ltd., the later shall prevail.

I.	NOTICE OF SHARE OPTION GRANT

Name:

Address:

The undersigned Holder has been granted an Option to purchase Class A Ordinary Shares of Smart King Ltd. (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Non-qualified Share Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Holder continuing to be a Service Provider through each such date.

Termination Period:

Any unvested portion of the Option shall immediately terminate upon Holder ceasing to be a Service Provider or if Holder breaches an employment agreement, non-competition, non-solicitation, confidentiality or other restrictive covenant agreement or any similar agreement with the Company or any Related Entity. Any vested portion of the Option shall be exercisable for fifteen (15) days after Holder ceases to be a Service Provider, unless such termination is due to Holder’s termination for Cause, in which case, to the extent permissible under Applicable Laws, this Option (including any vested portion of this Option) shall terminate upon such termination for Cause. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 10 of the Plan.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II.	AGREEMENT

1. Grant of Option. The Administrator hereby grants to the Holder named in the Notice of Share Option Grant in Part I of this Option Agreement (“Holder”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which are incorporated herein by reference. Subject to Section 17 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a member at or prior to the time of exercise, including, but not limited to, any then in effect voting agreement or co-sale agreement and the Deed of Undertaking in the form attached as Exhibit C. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

(c) No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In connection with execution of this Agreement and the acquisition of the Option hereunder, Holder represents and warrants to the Company that:

(a) Holder is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all requisite power and authority to conduct its business as it is now being conducted and is proposed to be conducted.

(b) Holder has full power and authority to execute and deliver this Agreement and the other agreements contemplated herein to which it is a party, and to carry out and perform the provisions of this Agreement and the other agreements contemplated herein to which it is a party. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action, corporate or otherwise, of Holder. This Agreement has been duly and validly executed and delivered by Holder and constitutes, and the agreements contemplated herein to which Holder will be a party, when executed and delivered, will constitute, assuming due execution and delivery by the applicable other parties, valid and legally binding obligations of Holder, enforceable against Holder in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) The execution and delivery by Holder of this Agreement, the performance by Holder of its obligations hereunder and the consummation of the transactions contemplated herein by Holder does not and will not violate (i) any provision of its by-laws, charter, articles of association, partnership agreement, operating agreement, trust instrument or other similar document, (ii) any provision of any agreement to which it is a party or by which it is bound or (iii) any law to which it is subject. No consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by Holder in connection with the execution, delivery or enforceability of this Agreement or the consummation of any of the transactions contemplated herein.

(d) Holder is not currently in violation of any law, which violation could reasonably be expected at any time to have an adverse effect upon the Company and its Subsidiaries, taken as a whole, or Holder’s ability to enter into this Agreement or to perform its obligations hereunder. There is no pending legal action, suit or proceeding that would adversely affect the ability of Holder to enter into this Deed or to perform its obligations hereunder.

(e) Holder has complied with and will comply with all applicable laws and regulations in effect in any jurisdiction in which Holder acquires or sells the Option and, after exercise, the Shares subject to the Option and obtain any consent, approval or permission required for such acquisition under the laws and regulations of any jurisdiction to which Holder is subject or in which Holder makes such acquisition, and the Company shall have no responsibility therefor.

(f)   Holder understands and accepts that the acquisition of the Option and, after exercise, the Shares subject to the Option, involves various risks. Holder represents that it is able to bear any loss associated with an investment in the Option and, after exercise, the Shares subject to the Option.

(g) Holder confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Option and, after exercise, the Shares subject to the Option. It is understood that information and explanations related to the terms and conditions of the Option and, after exercise, the Shares subject to the Option provided by the Company or any of its affiliates shall not be considered investment or tax advice or a recommendation to purchase the Option and, after exercise, the Shares subject to the Option, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to Holder in deciding to invest in the Option and, after exercise, the Shares subject to the Option. Holder acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Option and, after exercise, the Shares subject to the Option for purposes of determining Holder's authority to invest in the Option and, after exercise, the Shares subject to the Option.

(h) Holder is familiar with business and financial condition and operations of the Company. Holder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Option and, after exercise, the Shares subject to the Option issued hereunder and has had full access to such other information concerning the Company and its subsidiaries as Holder has requested.

(i) Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Option and, after exercise, the Shares subject to the Option or made any finding or determination concerning the fairness or advisability of this investment.

(j) Holder represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Option and, after exercise, the Shares subject to the Option, it being understood that information and explanations related to the terms and conditions of the Option and, after exercise, the Shares subject to the Option shall not be considered investment advice or a recommendation to purchase the Option and, after exercise, the Shares subject to the Option.

(k) Holder confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Option and, after exercise, the Shares subject to the Option or (B) made any representation to Holder regarding the legality of an investment in the Option and, after exercise, the Shares subject to the Option under applicable legal investment or similar laws or regulations. In deciding to purchase the Option and, after exercise, the Shares subject to the Option, Holder is not relying on the advice or recommendations of the Company and Holder has made its own independent decision that the investment in the Option and, after exercise, the Shares subject to the Option is suitable and appropriate for Holder.

(l) Holder has such knowledge, skill and experience in business, financial and investment matters that Holder is capable of evaluating the merits and risks of an investment in the Option and, after exercise, the Shares subject to the Option. With the assistance of the Holder’s own professional advisors, to the extent that Holder has deemed appropriate, Holder has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Option and, after exercise, the Shares subject to the Option and the consequences of this Option Agreement. Holder has considered the suitability of the Option and, after exercise, the Shares subject to the Option as an investment in light of its own circumstances and financial condition and Holder is able to bear the risks associated with an investment in the Option and, after exercise, the Shares subject to the Option and its authority to invest in the Option and, after exercise, the Shares subject to the Option.

(m) Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, and acknowledges that the Company’s issuance of the Option and, after exercise, the Shares subject to the Option is intended to be exempt from registration and under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and/or the provisions of Regulation D promulgated under the Securities Act. Holder agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the acquisition of the Option and, after exercise, the Shares subject to the Option. Holder has completed Exhibit B hereto, and the information contained therein is accurate and complete.

(n) Holder is acquiring the Option and, after exercise, the Shares subject to the Option hereunder for investment for its own account and not as a nominee or agent and not with a view to, or for resale in connection with, any distribution thereof or any arrangement or understanding with any other person regarding the distribution of such Option and, after exercise, the Shares subject to the Option. Holder acknowledges and agrees that Holder is not acquiring the Option and, after exercise, the Shares subject to the Option hereunder as a result of any “general solicitation” or “general advertising,” as such terms are used in Regulation D promulgated under the Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o) Holder acknowledges that the Option and, after exercise, the Shares subject to the Option have not been and may never be registered under the Securities Act or any applicable securities or “blue sky” laws by reason of a specific exemption from the registration provisions of the Securities Act or any applicable state securities or “blue sky” laws which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder’s representations as expressed herein. Holder agrees that in the absence of either an effective registration statement covering the Option and, after exercise, the Shares subject to the Option or an available exemption from registration under the Securities Act or any applicable state securities or “blue sky” laws, the Option and, after exercise, the Shares subject to the Option acquired hereunder must be held indefinitely.

(p) if Holder is an affiliate of the Company or, by virtue of the Option and, after exercise, the Shares subject to the Option subscribed for hereby, would own 20% or more of the aggregate securities of the Company, Holder represents and certifies that, after due inquiry, for purposes of Rule 506(d) and Rule 506(e) of Regulation D promulgated under the Securities Act (collectively, the “Bad Actor Rule”), Holder is not subject to any disqualifying event, including any conviction, order, judgment, decree, suspension, expulsion or bar described in the Bad Actor Rule, whether such event occurred or was issued before, on or after September 23, 2013.

(q) Holder is able to bear the economic risk of its investment in the Option and, after exercise, the Shares subject to the Option for an indefinite period of time and is aware that transfer of the Option and, after exercise, the Shares subject to the Option may not be possible because (A) such transfer is subject to contractual restrictions on transfer set forth in the Plan and this Agreement and (B) the Option and, after exercise, the Shares subject to the Option constitute “restricted securities” under the Securities Act and have not been registered under any applicable securities laws and, therefore, cannot be sold unless subsequently registered under such applicable securities laws or unless an exemption from such registration is available.

4. Lock-Up Period. Holder hereby agrees that Holder shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Class A Ordinary Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Class A Ordinary Shares (or other securities) of the Company held by Holder (other than those included in the registration) to the extent set forth in the Deed of Undertaking.

Holder agrees to execute and deliver such other agreements as set forth in the Deed of Undertaking. Holder agrees that any transferee of the Option or Class A Ordinary Shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Administrator in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. Subject to the registration requirement under the Securities Act and all applicable State securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State securities laws, the Option may not be sold, assigned, transferred or otherwise disposed of without the prior written consent of FF Top Holding Ltd., a company established under the Laws of British Virgin Islands.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Holder agrees to make appropriate arrangements with the Company (or the Related Entity employing or retaining Holder) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to any Option exercise, disposition of the Options or the Shares issued pursuant to the exercise of the Option (“Required Tax Payments”). Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

(b) Section 409A and Section 457A of the Code. Under Section 409A of the Code, an option granted with an exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the Fair Market Value on the date of grant (a “discount option”) or that covers other than “service recipient stock” (as defined under Section 409A of the Code) may be considered “deferred compensation.” An Option that is a discount option or that covers other than service recipient stock may result in (i) income recognition by Holder prior to the exercise of the Option, (ii) an additional twenty percent (20%) Federal income tax, and (iii) potential penalty and interest charges. The Option may also result in additional state income, penalty and interest charges to Holder. Holder acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant or that the Shares covered by this Option will be classified as service recipient stock in a later examination. Holder agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant or covers other than service recipient stock, Holder shall be solely responsible for Holder’s costs related to such a determination. Further, Holder agrees that if the IRS determines that the Option is deferred compensation subject to, and within the meaning of, Section 457A of the Code, Holder shall be solely responsible for Holder’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Related Entity employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE RELATED ENTITY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE RELATED ENTITY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

Holder, during his or her employment with the Company, shall follow CEO‘s directions in all matters relating to the Company’s decision-making, to the extent as may be permitted by law.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any oral or written promise to grant a share option, equity or any equity-related interest in the Company or any Related Entity, including, but not limited to any promise set forth in an offer letter or other agreement with a Related Entity and/or related oral discussions (a “Promised Interest”). Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any other Related Entity, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any other Related Entity, from any obligation to issue any securities of the Company or any other Related Entity or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

HOLDER	SMART KING LTD.

By	By

Print Name	Print Name

Title	Title

EXHIBIT A

SPECIAL TALENT INCENTIVE PLAN

EXERCISE NOTICE

Smart King Ltd.

Attention: Share Administration

1. Exercise of Option. Effective as of today, ____________, ____, the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase ___________ Class A Ordinary Shares (the “Shares”) of Smart King Ltd. (the “Company”) under and pursuant to the Smart King Ltd. Special Talent Incentive Plan (the “Plan”) and the Share Option Agreement dated ___________, _____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a member, including, but not limited to, any voting agreement or co-sale agreement and the Deed of Undertaking in the form attached to the Option Agreement.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Member. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of members, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a member shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 10 of the Plan.

5. Share Transfer Restrictions. Before any Shares held by Holder or any transferee to whom Shares are transferred (references to “Holder” in this Section 5 include a reference to any such transferee) may be sold or otherwise transferred (including transfer by gift or operation of law), Holder must obtain the prior written consent of Founder HoldCo as defined in and set forth in the Third Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”), and any such transfer is subject to the rights of first refusal and co-sale rights set forth in the Articles.

6. Drag-Along Right. Each holder of Class A Ordinary Shares, including Holder, will be subject to the drag-along right and other provisions set forth in the Articles.

7. Company Share Repurchase Option. Any time following the occurrence of the termination of Holder’s employment with or engagement by any of the Related Entities for any reason, the Company shall, at the discretion of the Board, have the right (but not the obligation) to repurchase any or all of the Shares held by Holder pursuant to Section 4 of the Deed of Undertaking.

8. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS AS SET FORTH IN THE EXERCISE NOTICE AND DEED OF UNDERTAKING BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, AND THE THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE ISSUER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER AND OTHER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE ISSUER’S SECURITIES SET FORTH IN AGREEMENTS BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND THE THIRD AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE ISSUER AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE ISSUER.

2

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of members any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, the Deed of Undertaking or the Articles, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.   Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

11.   Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Administrator. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12.   Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13.   Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Deed of Undertaking and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

3

Submitted by:	Accepted by:
HOLDER	SMART KING LTD.

By	By

Print Name	Print Name

Title	Title

Address:	Address:

Date Received

EXHIBIT B

Shareholder-A Eligibility Representation

Name of Shareholder-A:

This Exhibit must be completed by Shareholder-A and forms a part of the Deed of Undertaking to which it is attached. Capitalized terms used and not otherwise defined in this Exhibit having the meanings given to them in such Deed of Undertaking. Shareholder-A must check the applicable box in Part A and Part B below.

A. INSTITUTIONAL ACCREDITED INVESTOR STATUS

Shareholder-A is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Shareholder-A qualifies as such:

(check each applicable box)

☐	Shareholder-A is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, a corporation, Massachusetts or similar business trust, or partnership that was not formed for the specific purpose of acquiring the securities of the Company being offered in this offering, with total assets in excess of $5,000,000.

☐	Shareholder-A is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Shareholder-A is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	Shareholder-A is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	Shareholder-A is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

☐	Shareholder-A is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Shareholder-A is an investment company registered under the Investment Company Act of 1940.

☐	Shareholder-A is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	Shareholder-A is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	Shareholder-A is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐	Shareholder-A is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following:

☐	A bank;

☐	A savings and loan association;

☐	An insurance company; or

☐	A registered investment adviser.

☐	Shareholder-A is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐	Shareholder-A is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐	Shareholder-A is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Company in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

B. AFFILIATE STATUS

(check the applicable box)

☐	Shareholder-A is an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

☐	Shareholder-A is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company

Name:
Date:

EXHIBIT C

DEED OF UNDERTAKING